Exhibit (b)

CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Amy L. Domini, President of Domini Social Investment Trust, certify that:

1.	I have reviewed this report on Form N-CSR of Domini Social Investment Trust;
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: April 4, 2003

/s/ Amy L. Domini President Domini Social Investment Trust

I, Carole M. Laible, Treasurer of Domini Social Investment Trust, certify that:

1.	I have reviewed this report on Form N-CSR of Domini Social Investment Trust;
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and
3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: April 4, 2003

/s/ Carole M. Laible Treasurer Domini Social Investment Trust

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Amy L. Domini, President of Domini Social Investment Trust, certify that:

1.	This report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in this report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Domini Social Investment Trust.

Date: April 4, 2003

/s/ Amy L. Domini President Domini Social Investment Trust

I, Carole M. Laible, Treasurer of Domini Social Investment Trust, certify that:

1.	This report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in this report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Domini Social Investment Trust.

Date: April 4, 2003

/s/ Carole M. Laible Treasurer Domini Social Investment Trust